General	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 – GENERAL

UAS Drone Corp. ("the Company") was incorporated under the laws of the State of Nevada on February 4, 2015. The Company began limited operations on February 11, 2015. Prior to the Company's formation, the operations were functioning under Unlimited Aerial Systems, LLP ("UAS LLP"). UAS LLP was formed under the laws of the State of Louisiana on August 22, 2014. Effective March 31, 2015, the Company completed a reverse merger with UAS LLP. The reverse merger was accounted for as a reverse capitalization.

On March 9, 2020, the Company closed on the Share Exchange Agreement, pursuant to which Duke became a majority-owned subsidiary of the Company. Duke has a wholly-owned subsidiary, Duke Airborne Systems Ltd. ("Duke Israel"), which was formed under the laws of the State of Israel in March 2014 and became the sole subsidiary of Duke after its incorporation (see Note 7A below).

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company recognized $0 of revenue in 2019 and net losses for the years ended December 31, 2019 and 2018. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management is planning to raise additional funds through debt or equity offerings. There is no guarantee that the Company will be successful in these efforts.